Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karen Blasing, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nuance Communications, Inc. on Form 10-Q for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nuance Communications, Inc.

A signed original of this written statement required by Section 906 has been provided to Nuance Communications, Inc. and will be retained by Nuance Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request

By: /s/ Karen Blasing,
Karen Blasing, Chief Financial Officer
November 14, 2003